Related parties	3 Months Ended
Mar. 31, 2022
Related Party Transactions [Abstract]
Related parties	Related parties
Blackstone Agreements
In November, 2021, the Company concurrently entered into the Blackstone Agreements. Subsequent to the execution of the Blackstone Agreements, Blackstone became a related party of the Company. Blackstone owns more than 10% of the Company's outstanding voting securities and is therefore one of the principal owners of the Company. In addition, Blackstone received the right to nominate one director to the board of directors of the Company. For further details of the Blackstone Collaboration Agreement, see Notes 1 and 9 for further details.
As of March 31, 2022, the carrying amount of the Blackstone Collaboration Agreement liability was $48.8 million which included non-cash interest of $2.9 million. Refer to Note 9, "Liability related to sales of future royalties and sales milestone, net" for further details.
Syncona Portfolio Limited
Syncona Portfolio Limited is a related party of the Company as Syncona Portfolio Limited owns more than 10% of the Company's outstanding voting securities and is therefore one of the principal owners of the Company. In addition, the chief executive officer of the ultimate parent company of Syncona Portfolio Limited is also member of the board of directors of the Company.
In the Company's February 2021 follow-on public offering, Syncona Portfolio Limited purchased 3,571,428 ADSs from the underwriters at the public offering price of $7.00 per share, and on the same terms as other investors in the February 2021 follow-on offering. This purchase was made through the underwriters at the public offering price.